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                                                                   Exhibit 10.32



                                                January 29, 1997



Ms. Elizabeth A. O'Dell
100 Inwood Avenue
Upper Montclair, NJ 07043

Dear Liz:

This letter is to amend your Employment Agreement with the Company dated October 21, 1995.

Subject to your acceptance, Paragraph 11 of your Employment Agreement is amended to provide for at least six (6) months salary continuation should the Company elect to terminate your employment prior to the end of your term of employment.

If the foregoing is acceptable to you, please indicate your agreement by signing and returning the enclosed copy of the letter.



                                                Sincerely,


                                                /s/ James J. Mauzey

                                                James J. Mauzey
                                                Chairman and
                                                Chief Executive Officer



Accepted and Agreed:



/s/ Elizabeth A. O'Dell
-----------------------
Elizabeth A. O'Dell